CQ SYSTEMS LIMITED







                             COMPANY NUMBER: 1998080
                             (Registered in England)

                              FINANCIAL STATEMENTS

                           AND ADDITIONAL INFORMATION



                         Unaudited 9 Months to December
                                      2004

                               CQ SYSTEMS LIMITED

                               COMPANY INFORMATION
                        FOR THE YEAR ENDED 31 MARCH 2004


                         DIRECTORS:                          P J Grace
                                                             G E Tarrant
                                                             I M Tarrant
                                                             A Elliott
                                                             J Halliday
                                                             J Manktelow
                                                             C S Taylor

                         SECRETARY:                          P M Tarrant

                         REGISTERED OFFICE:                  Planet House
                                                             North Heath Lane
                                                             Horsham
                                                             West Sussex
                                                             United Kingdom
                                                             RH12 5QE

                         REGISTERED NUMBER:                  1998080 (England)

                  UNAUDITED CONSOLIDATED BALANCE SHEET - ASSETS


                                                                  9 months to       9 months to
                                                           Note   Dec 31 2004       Dec 31 2003
                                                                    (pound)           (pound)
CURRENT ASSETS
  Cash and cash equivalents                                             540,732          562,325
  Accounts receivable (net of (pound)5,000 bad debt
   provision)                                                           451,509          595,340
  Prepaid expenses and other receivables                                 66,748           80,317
                                                                 --------------   --------------

TOTAL CURRENT ASSETS                                                  1,058,989        1,237,982
                                                                 --------------   --------------

AUTOMOBILES & EQUIPMENT                                     2

  Automobiles                                                            49,732           64,727
  Fixtures & Fittings                                                   185,790          172,841
  Computer Software & Equipment                                         661,375          575,328

                                                                 --------------   --------------
                                                                        896,897          812,896

Less accumulated depreciation                                           714,975          657,760
                                                                 --------------   --------------
                                                                        181,922          155,136
                                                                 --------------   --------------

                                                                      1,240,911        1,393,118
                                                                 ==============   ==============

                      LIABILITIES AND SHAREHOLDERS' EQUITY

                                                         9 months to       9 months to
                                                         Dec 31 2004       Dec 31 2003
                                                            (pound)          (pound)
CURRENT LIABILITIES
  Accounts payable                                              16,828           25,792
  Hire purchase liabilities                                     44,962           28,710
  Payroll, Vat and corporation taxes payable                   176,180          174,356
  Accrued liabilities                                           41,329           96,961
  Deferred income                                              486,915          421,161
                                                        --------------   --------------

TOTAL CURRENT LIABILITIES                                      766,214          746,980

LONG TERM LIABILITIES AND PROVISIONS
  Hire purchase liabilities                                     66,871           42,808
  Deferred tax                                                   2,916
                                                        --------------   --------------

TOTAL LIABILITIES                                              836,001          789,788

SHAREHOLDERS' EQUITY                                 7
  Ordinary Shares
    1,000,000 shares authorised (pound)0.20 par value
    Issued and outstanding 500,000 shares                      100,000          100,000
  Retained earnings                                            304,910          503,330
                                                        --------------   --------------
                                                             1,240,911        1,393,118
                                                        ==============   ==============

Approved and signed on behalf of the board of directors on

                       See notes to financial statements.

        UNAUDITED CONSOLIDATED STATEMENTS OF INCOME AND RETAINED EARNINGS

                                     9 months to    9 months to
                                     Dec 31 2004    Dec 31 2003
                               Note    (pound)          (pound)
NET REVENUE                    1.b     1,813,546       2,014,630

COST OF REVENUE                           99,572         954,969
                                    ------------    ------------

GROSS PROFIT                           1,713,974       1,059,661

OPERATING EXPENSES             1.e     1,675,748         605,361
                                    ------------    ------------

INCOME FROM OPERATIONS                    38,226         454,300

OTHER INCOME (EXPENSES)
  Interest income                         19,325          16,404
  Interest payable                        (4,498)         (6,824)
                                    ------------    ------------

INCOME BEFORE CORPORATION                 53,053         463,880
AND DEFERRED TAXES

UK CORPORATION AND DEFERRED TAXES 3      (10,080)        (82,833)
                                    ------------    ------------

NET INCOME                                42,973         381,047

RETAINED EARNINGS
  Beginning of year                      400,686         227,997
  Less: Dividends                       (138,749)       (105,714)
                                    ------------    ------------

  End of year                            304,910         503,330
                                    ============    ============


                 CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

                         9 months to      9 months to
                         Dec 31 2004      Dec 31 2003
                           (pound)          (pound)

NET INCOME                     42,973          381,047
                       --------------   --------------

COMPREHENSIVE INCOME           42,973          381,047
                       ==============   ==============


                       See notes to financial statements.

                 UNAUDITED CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                        9 months to     9 months to
                                                           Dec 31         Dec 31
                                                           2004            2003
                                                          (pound)         (pound)
CASH FLOWS FROM OPERATING ACTIVITIES

  Cash received from customers                            1,756,070       1,850,096
  Cash paid to suppliers and employees                   (1,616,573)     (1,540,468)
  Interest received                                          19,325          16,405
  Interest paid                                              (4,498)         (6,824)
  Corporation tax paid                                     (139,331)        (27,878)
                                                       ------------    ------------

  Net cash provided by operating activities                  14,993         291,331
                                                       ------------    ------------

CASH FLOWS FROM INVESTING ACTIVITIES

  Net sales (purchases) of equipment                       (144,999)        (71,427)
                                                       ------------    ------------

  Net cash used by investing activities                    (144,999)        (71,427)
                                                       ------------    ------------

CASH FLOWS FROM FINANCING ACTIVITIES

  Dividends paid                                           (138,750)       (105,714)
                                                       ------------    ------------

  Net cash used by financing activities                    (138,750)       (105,714)
                                                       ------------    ------------

NET (DECREASE) INCREASE IN CASH AND CASH EQUIVALENTS       (268,756)        114,190

CASH AND CASH EQUIVALENTS

  Beginning of year                                         809,488         448,136
                                                       ------------    ------------

  End of year                                               540,732         562,326
                                                       ============    ============


                       See notes to financial statements.

                                                                        9 months to     9 months to
                                                                           Dec 31         Dec 31
                                                                            2004           2003
                                                                           (pound)        (pound)
RECONCILIATION OF NET INCOME TO CASH
PROVIDED BY OPERATING ACTIVITIES

Net Income                                                                    42,973         381,047

Adjustments to reconcile net income to net cash provided by operating activities:
  Profit on sale of asset                                                     (5,207)
  Depreciation                                                                49,868          61,582
  Decrease/(increase) in accounts receivable and other debtors               (57,476)       (191,080)
  Increase in accounts payable and other creditors                           114,086         (43,051)
  Increase (decrease) in corporation taxes payable                          (129,251)         82,833
  Increase in deferred taxes
                                                                        ------------    ------------

                                                                             (38,060)        (89,716)

                                                                        ------------    ------------

                                                                              14,993         291,331

                                                                        ============    ============


                       See notes to financial statements.

                          NOTES TO FINANCIAL STATEMENTS


1.    Summary of significant accounting policies

      The accompanying consolidated financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (US GAAP) and are stated in United Kingdom sterling.

      In preparing the consolidated financial statements, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated balance sheet and the reported amounts of revenues and expenses during the reported period. Actual results could differ from those estimates.

      a.    Principles of consolidation

            The consolidated financial statements include the financial statements of the company and its subsidiary. The group's subsidiary is Custom Quest Limited, a dormant company that has not traded since 31 May 2001 in which the group has a 100% direct holding in the voting rights. The net assets of the subsidiary company since cessation of trade is (pound)nil.

      b.    Revenue

            The group recognises its revenue in accordance with the Securities and Exchange Commissions ("SEC") Staff Accounting Bulletin No 104 "Revenue recognition in Financial Statements".

            Licence revenue is recognised where orders have been signed and the product is delivered. In contracts with multiple elements revenues are allocated to each element based on the fair value on completion, delivery and acceptance by the customer. For other services related activity, revenue is recognised when earned and billed using the time and material basis.

      c.    Automobiles and equipment

            Depreciation is provided at the following rates in order to write off each asset over its useful life;

            Computer software             50% straight line
            Office furniture and fittings 15% straight line
            Computer equipment            33.33% straight line
            Automobiles                   25% straight line

            The group evaluates tangible fixed assets for impairment losses at least annually and whenever events or changes in circumstances indicate that the carrying amount may not be recoverable or is greater than its fair value.

            Long-lived assets

            Effective January 1 2002, the group adopted Statement of Financial Accounting Standards No 144 "Accounting for the impairment or disposal of long-lived assets" ("SFAS 144") which addresses financial accounting and reporting for the impairment or disposal of long-lived assets. The group has evaluated the carrying value of long-lived assets held in accordance with SFAS 144. SFAS 144 requires impairment losses to be recorded on long-lived assets when indicators of impairment are present where the carrying amount exceeds the fair value of the asset. Based on its review, the group believes that as of March 31 2004 and 2003, there were no significant impairments of its long-lived assets.

      d.    Deferred Tax

            Deferred tax is recognised in respect of all timing differences that have originated but not reversed at the balance sheet date. These reflect the expected future tax consequences of temporary differences between the carrying amounts of assets and liabilities at the balance sheet date and their respective tax bases.

      e.    Research and Development

            Expenditure on research and development is written off in the year in which it is incurred. Development costs on computer software that is to be sold relates to bespoke work undertaken for particular customers as and when requested. Under these circumstances, these costs are written off as incurred rather than capitalised and amortised, as they relate solely to the individual customers specifications rather than being available for general release to customers.

      f.    Advertising

            The company expenses advertising costs as they are incurred.

      g.    Hire Purchase and Leasing Commitments

            Assets obtained under hire purchase contracts are capitalised in the balance sheet and are depreciated over their useful estimated lives.

            The interest element of these obligations are charged to the statement of income and retained earnings over the lease term. The capital element of the future payments is treated as liability.

            Rentals paid under operating leases are charged to the statement of income and retained earnings on a straight line basis.

      h.    Pensions

            The company operates a defined contribution pension scheme. Contributions payable for the year are charged in the statement of income and retained earnings.

      i.    Cash and cash equivalents

            Cash and cash equivalents consist of cash at bank and in hand.

      j.    Foreign currency transactions

            Accounting principles generally require that recognised revenue, expenses, gains and losses be included in net income. Certain statements however require entities to report specific changes in assets and liabilities, such as a gain or loss on a foreign currency translation, as a separate component of the equity section of the balance sheet. Such items, along with net income, are components of comprehensive income. Cumulative translation adjustments were insignificant in both the year and preceding year.

2.    SECURED CREDITORS

      The amounts owed under hire purchase contracts totalling (pound)111,833 (2003 - (pound)61,698) are secured on the assets acquired.

3.    CORPORATION TAX

      Provision is made for United Kingdom corporation tax payable on the group's taxable net income. This is provided for at the rate of tax prevailing at that time. The current standard corporation tax rate in the United Kingdom is 30%. Deferred tax is provided using the standard rate.

      The UK corporation and deferred tax charge is stated below:-

                                  9 months to          9 months to
                                  Dec 31 2004          Dec 31 2003
                                     (pound)             (pound)

Corporation tax                           10,080             82,833
                                 ----------------    ---------------
                                          10,080             82,833
                                 ----------------    ---------------



4.    COMMITMENTS

      The group is committed to making operating lease payments of (pound)82,500 in the forthcoming year.


NOTES TO FINANCIAL STATEMENTS - Continued

5.    SHAREHOLDERS EQUITY


                                 Dec 31          Dec 31
                                  2004            2004
                                 (pound)         (pound)

Net income for year                 42,973         381,047
Dividends                         (138,749)       (105,714)
                              ------------    ------------

Net profit (loss) to               (95,776)        275,333
shareholders equity

Opening Shareholders equity        400,686         227,997
                              ------------    ------------

Closing Shareholders equity        304,910         503,330

                              ------------    ------------